UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-03061)

Exact name of registrant as specified in charter:	Putnam Global Natural Resources Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2017

Date of reporting period :	September 1, 2016 — August 31, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Global Natural Resources Fund

Annual report
8 | 31 | 17

This **global sector fund** invests in stocks of natural resources companies worldwide.

FUND SYMBOL
CLASS A
EBERX

Putnam
Global Natural
Resources Fund

Annual report
8 | 31 | 17

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. The energy and other natural resources industries may be affected by changes in crude oil prices and changes in governmental regulatory policies. The fund concentrates on a limited group of industries and is non-diversified. Because the fund may invest in fewer issuers than a diversified fund, it is vulnerable to common economic forces and may result in greater losses and volatility. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

October 10, 2017

Dear Fellow Shareholder:

A fair amount of investor optimism has helped to fuel financial markets in 2017, and global stock and bond markets have generally fared well. At the same time, however, a number of macroeconomic and geopolitical risks around the world could disrupt the positive momentum.

While calm markets are generally welcome, we believe investors should continue to remember time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

We would like to take this opportunity to recognize and thank Robert J. Darretta, John A. Hill, and W. Thomas Stephens, who recently retired from your fund’s Board of Trustees. We are grateful for their years of work on behalf of you and your fellow shareholders, and we wish them well in their future endeavors.

Thank you for investing with Putnam.

From the oil crisis of the 1970s to the more recent commodities boom, the balance of geopolitical stability, technological development, and economic growth has shaped natural resources markets.

For more than 35 years, Putnam Global Natural Resources Fund has sought to capitalize on that ever-changing balance by investing in stocks of companies that can profit from the global demand for natural resources.

The fund’s investment strategy sets it apart in two respects: First, its view of natural resources industries includes energy, metals and mining, paper, chemicals, and natural resource equipment and infrastructure companies; and second, it has a global scope. Stock prices in the natural resources sector rise and fall with supply and demand imbalances, so this strategy seeks to offset that volatility while enabling the fund’s managers to pursue a wider field of opportunities.

From chemicals, construction, and railroads to forest products and packaging, the portfolio managers consider stocks in a wide range of

2 Global Natural Resources Fund

areas, with support from a team of analysts. Another benefit for investors is the fund’s flexible strategy, which allows the fund to own growth- or value-style stocks, as it seeks to deliver competitive returns no matter which style is in favor.

Sector investing at Putnam

In recent decades, innovation and business growth have propelled stocks in different industries to market-leading performance. Finding these stocks, many of which are in international markets, requires rigorous research and in-depth knowledge of global markets.

Putnam’s sector funds invest in eight sectors worldwide and offer active management, risk controls, and the expertise of dedicated sector analysts. The funds’ managers invest with flexibility and precision, using fundamental research to hand select stocks for the portfolios.

ALL SECTORS IN ONE FUND:

Putnam Global Sector Fund

A portfolio of individual Putnam Global Sector Funds that provides exposure to all sectors of the MSCI World Index (ND).

INDIVIDUAL SECTOR FUNDS:

Global Consumer Fund

Retail, hotels, restaurants, media, food and beverages

Global Financials Fund

Commercial banks, insurance, diversified financial services, mortgage finance

Global Health Care Fund

Pharmaceuticals, biotechnology, health-care services

Global Industrials Fund

Airlines, railroads, trucking, aerospace and defense, construction, commercial services

Global Natural Resources Fund

Metals, chemicals, oil and gas, forest products

Global Technology Fund

Software, computers, internet services

Global Telecommunications Fund

Diversified and wireless telecommunications services

Global Utilities Fund

Electric, gas, and water utilities

Global Natural Resources Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the MSCI World Energy & Materials Index (ND), was introduced on 6/1/05, which post-dates the inception of the fund’s class A shares

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 8/31/17. See above and pages 10–12 for additional fund performance information. Index descriptions can be found on page 14.

4 Global Natural Resources Fund

Chris has an M.B.A. from Dartmouth College Tuck School of Business and an A.B. from Harvard University. He joined Putnam in 2012 and has been in the investment industry since 2003.

Ryan has an M.B.A. from Harvard Business School and an A.B. in Economics from Harvard College. He joined Putnam in 2014 and has been in the investment industry since 2000.

How was the overall environment for stock market investing during the reporting period?

CHRIS Stocks in markets worldwide generally performed well for the 12-month period, which began in September 2016. Performance for global natural resources stocks was strong, but slightly weaker than the overall returns for global stocks. In the U.S. market, after some weakness early in the period, stock performance soared in the aftermath of the presidential election, as investors anticipated a new business-friendly administration. For the energy sector, the election of President Trump was widely interpreted to mean that government regulations within the U.S. energy markets would loosen in the months and years ahead.

Major U.S. stock indexes continued to achieve record highs and delivered solid positive returns for the 2016 calendar year. This market rally continued into 2017, and the remainder of the period was marked by relatively low volatility and additional record highs for major stock indexes. Along with these positive factors, however, came a lower level of investor optimism regarding progress from Washington in implementing pro-growth, business-friendly

Global Natural Resources Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 8/31/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 8/31/17. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

6 Global Natural Resources Fund

policies. Outside the United States, most stock markets performed well, thanks in part to an acceleration in global economic activity.

How did the fund perform for the reporting period?

CHRIS The second half of the period was extremely challenging for many energy stocks. For the reporting period, the fund posted a loss and underperformed its benchmark, the MSCI World Energy & Materials Index [ND]. Two key themes contributed to the fund’s underperformance for the period. First, the fund was overexposed to energy stocks, and particularly to stocks of Canadian companies, which were particularly hard hit with performance challenges.

Conversely, the fund was underexposed to metals and mining stocks early in the period, when they outperformed significantly. The strength in these stocks was the result of a considerable upswing in demand, due mainly to economic stimulus in China — the world’s largest consumer of metals. Our view of relatively poor supply and demand fundamentals was overshadowed by this surprising surge, and the fund was not positioned to take full advantage of the rally in these stocks.

RYAN By the close of the period, volatility and investor uncertainty about stocks in the energy sector was about as severe as I have seen. In the first half of the period, energy stocks were generally a highlight of the portfolio, helping fund performance, in large part due to our decision to focus on U.S. oil services companies. Unfortunately, conditions for energy stocks reversed sharply in the latter half of the reporting period. Among S&P 500 sectors for the 2016 calendar year, energy was the top performer, with a gain of 23.65%. By the end of March 2017, it had plunged to become the worst-performing sector for the three-month period, with a return of –7.30%. The sector continued to underperform through the close of the reporting period. In addition, our decision to favor U.S. oil services companies over large integrated oil companies — which was beneficial in the early months — was a detractor overall for the period.

What were some stocks that detracted from performance relative to the benchmark?

RYAN The top detractor for the period was the fund’s investment in Cenovus Energy, a Canada-based integrated oil company. The stock declined sharply after the company agreed to buy $13.3 billion in oil assets from ConocoPhillips to expand its Canadian reserves and production. While I believe this acquisition will be beneficial for Cenovus over the longer term, investors reacted negatively as it increased the company’s leverage to oil during a particularly uncertain and volatile period for oil prices.

Another detractor was the stock of Select Energy Services, which was a top performer for the first six months of the reporting period. Its decline in the second half was largely the result of a dramatic downturn for the U.S. oil services industry overall. As investors avoided stocks across the industry, Select Energy — a relatively small and unknown company — was particularly challenged. I continue to believe in the company’s long-term prospects. Early on, Select Energy recognized the impressive growth potential of the U.S. shale industry and focused intently on providing water solutions for fracking, which is the process of recovering gas and oil from shale rock.

Seven Generations Energy, another company I continue to view favorably, was a disappointment for the 12-month period. In a difficult environment for energy stocks, this Canada-based oil and natural gas company also had some production challenges. I believe that

Global Natural Resources Fund 7

some of the world’s most underappreciated energy assets are in North America, particularly in the Canada-based oil-sands projects. In recent years, when oil prices have generally fallen on rising global supply, these projects fell out of favor on fears of competition from the development of lower-cost resources.

Could you provide some examples of strategies or stocks that helped fund performance during the period?

CHRIS A look at the contributors may provide the best illustration of the struggles in the energy sector. The strategy that helped performance most was our decision to avoid the stock of Exxon Mobil — the global giant and bellwether for the energy sector, which performed poorly and lagged behind the natural resources sector overall.

Among the stocks that were in the fund’s portfolio, Alcoa was the top contributor to performance relative to the benchmark. Management changes, cost-cutting programs, and improved earnings all helped to boost the stock price of Alcoa, a U.S.-based producer of aluminum products. Investors have responded positively to the company’s decision, in late 2016, to split into two companies, enabling Alcoa to focus on improving efficiencies in its aluminum refining operations.

After Alcoa, the next two contributors were specialty chemical companies — Albemarle and SQM [Sociedad Quimica y Minera]. These companies are the top two producers of lithium in the world. Lithium is a key component of lithium-ion rechargeable batteries, which are used for numerous devices as well as for electric vehicles. We believe the market dynamics for lithium are compelling, particularly given estimates that lithium production will need to triple to meet demand over the coming decade. Albemarle and SQM should have significant pricing power, in our view, and together we believe they will retain the majority of market share in lithium production.

How did the fund use derivatives during the period?

CHRIS We used currency forwards to hedge portions of our foreign currency exposures in

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Global Natural Resources Fund

the portfolio. Currency forwards allow us to pursue strategies that can help protect the fund from adverse movements in exchange rates.

As the fund begins a new fiscal year, what is your outlook for the global natural resources sector and the economy?

CHRIS In general, we have a constructive view of conditions across global economies. Economic growth has not accelerated rapidly, but it continues at a moderate pace in most regions. We are seeing evidence of increased capital spending in sectors such as industrials, and the environment, while not booming, feels stable and positive, in our view. In addition, we believe that the positive effects of U.S. tax reform, if implemented as proposed by the Trump administration, have not been priced into stocks yet. If we see progress on this front, we believe it could provide a significant boost in revenues and cash flows for many companies. As always, we remain confident in our investment process, which is based on fundamental research and sometimes requires patience as we wait for our longer-term investment themes to play out.

Thank you, gentlemen, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Global Natural Resources Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2017, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (7/24/80)
Before sales charge	5.64%	–35.11%	–4.23%	–21.30%	–4.68%	–37.50%	–14.50%	–3.36%
After sales charge	5.47	–38.84	–4.80	–25.83	–5.80	–41.09	–16.17	–8.92
Class B (2/1/94)
Before CDSC	5.43	–38.90	–4.81	–24.19	–5.39	–38.89	–15.14	–4.07
After CDSC	5.43	–38.90	–4.81	–25.71	–5.77	–40.72	–16.00	–8.87
Class C (7/26/99)
Before CDSC	4.84	–39.85	–4.96	–24.23	–5.40	–38.94	–15.16	–4.13
After CDSC	4.84	–39.85	–4.96	–24.23	–5.40	–38.94	–15.16	–5.09
Class M (7/3/95)
Before sales charge	5.05	–38.28	–4.71	–23.26	–5.16	–38.44	–14.93	–3.86
After sales charge	4.95	–40.44	–5.05	–25.95	–5.83	–40.60	–15.94	–7.23
Class R (12/1/03)
Net asset value	5.38	–36.68	–4.47	–22.29	–4.92	–37.99	–14.72	–3.58
Class Y (10/4/05)
Net asset value	5.72	–33.47	–3.99	–20.34	–4.45	–37.05	–14.30	–3.13

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10 Global Natural Resources Fund

Comparative index returns For periods ended 8/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
MSCI World Energy &
Materials Index (ND)	—*	1.80%	0.18%	7.63%	1.48%	–15.79%	–5.57%	9.44%

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The fund’s benchmark, the MSCI World Energy & Materials Index (ND), was introduced on 6/1/05, which post-dates the inception of the fund’s class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $6,110 and $6,015, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $5,956. A $10,000 investment in the fund’s class R and Y shares would have been valued at $6,332 and $6,653, respectively.

Fund price and distribution information For the 12-month period ended 8/31/17

	Class A		Class B	Class C	Class M		Class R	Class Y
	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value
8/31/16	$15.48	$16.42	$13.50	$13.79	$14.49	$15.02	$15.07	$15.65
8/31/17	14.96	15.87	12.95	13.22	13.93	14.44	14.53	15.16

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Global Natural Resources Fund 11

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (7/24/80)
Before sales charge	5.86%	–35.00%	–4.22%	–17.40%	–3.75%	–25.99%	–9.55%	2.91%
After sales charge	5.69	–38.74	–4.78	–22.15	–4.89	–30.25	–11.32	–3.00
Class B (2/1/94)
Before CDSC	5.65	–38.78	–4.79	–20.45	–4.47	–27.69	–10.24	2.11
After CDSC	5.65	–38.78	–4.79	–22.04	–4.86	–29.86	–11.15	–2.89
Class C (7/26/99)
Before CDSC	5.06	–39.75	–4.94	–20.48	–4.48	–27.71	–10.25	2.06
After CDSC	5.06	–39.75	–4.94	–20.48	–4.48	–27.71	–10.25	1.06
Class M (7/3/95)
Before sales charge	5.28	–38.16	–4.69	–19.44	–4.23	–27.12	–10.01	2.44
After sales charge	5.17	–40.33	–5.03	–22.26	–4.91	–29.67	–11.07	–1.15
Class R (12/1/03)
Net asset value	5.60	–36.58	–4.45	–18.42	–3.99	–26.57	–9.78	2.67
Class Y (10/4/05)
Net asset value	5.95	–33.35	–3.98	–16.41	–3.52	–25.48	–9.34	3.13

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y
Total annual operating expenses for the
fiscal year ended 8/31/16*	1.27%	2.02%	2.02%	1.77%	1.52%	1.02%
Annualized expense ratio for the
six-month period ended 8/31/17†‡	1.30%	2.05%	2.05%	1.80%	1.55%	1.05%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective 9/1/16.

† Excludes one-time merger-related costs.

‡ Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

12 Global Natural Resources Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 3/1/17 to 8/31/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$6.30	$9.92	$9.92	$8.71	$7.51	$5.09
Ending value (after expenses)	$922.90	$919.70	$919.30	$920.70	$922.00	$923.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 8/31/17, use the following calculation method. To find the value of your investment on 3/1/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$6.61	$10.41	$10.41	$9.15	$7.88	$5.35
Ending value (after expenses)	$1,018.65	$1,014.87	$1,014.87	$1,016.13	$1,017.39	$1,019.91

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Global Natural Resources Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Energy & Materials Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the energy and materials sector. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofAML”), used with permission. BofAML permits use of the BofAML indices and related data on an “as is” basis, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofAML indices or any data included in, related to, or derived therefrom, assumes no liability in connection with the use of the foregoing, and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

14 Global Natural Resources Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2017, Putnam employees had approximately $501,000,000 and the Trustees had approximately $89,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Global Natural Resources Fund 15

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

16 Global Natural Resources Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2017, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2017, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2017 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2017. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of

Global Natural Resources Fund 17

the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2016.

These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 32 basis points on investor servicing fees and expenses, reduced to 25 basis points effective September 1, 2016, and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2016. Putnam Management has agreed to maintain the 25 basis points expense limitation until at least August 31, 2018 and to maintain the 20 basis points expense limitation until at least December 30, 2018. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2016. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2016 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships

18 Global Natural Resources Fund

with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans, charities, college endowments, foundations, sub-advised third-party mutual funds, state, local and non-U.S. government entities, and corporations. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam Funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. In addition, in response to a request from the Independent Trustees, Putnam Management provided the Trustees with in-depth presentations regarding each of the equity and fixed income investment teams, including the operation of the teams and their investment approaches. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2016 was a challenging year for the performance of the Putnam funds, with generally disappointing results for the international and global equity funds and taxable fixed income funds, mixed results for small-cap equity, Spectrum, global asset allocation, equity research and tax exempt fixed income funds, but generally strong results for U.S. equity funds. The Trustees noted, however, that they were encouraged by the positive performance trend since mid-year 2016 across most Putnam Funds. In particular, from May 1, 2016 through April 30, 2017, 51% of Putnam Fund assets were in the top quartile and 87% were above the median of the Putnam Funds’ competitive industry rankings. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 5th-best performing mutual fund complex out of 54 complexes for the five-year period ended December 31, 2016. In addition, while the survey

Global Natural Resources Fund 19

ranked the Putnam Funds 52nd out of 61 mutual fund complexes for the one-year period ended 2016, the Putnam Funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2016 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered information about your fund’s total return and its performance relative to its benchmark over the one-year, three-year and five-year periods ended December 31, 2016. Your fund’s class A shares’ return net of fees and expenses was positive and trailed the return of its benchmark over the one-year period and was negative and trailed the return of its benchmark over the three-year and five-year periods. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern in particular about your fund’s underperformance relative to its benchmark over the one-year, three-year and five-year periods ended December 31, 2016 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance over these periods within the energy sector was due in significant part to the fund’s overweight (relative to the benchmark) position in exploration and production companies (which were adversely affected, among other things, by higher sensitivity to commodity prices) and its underweight position in integrated oil and gas companies. The Trustees noted Putnam Management’s view that the fund’s large holding in a company with underperforming oil and gas fields had also detracted from the fund’s performance. In addition, the Trustees considered Putnam Management’s view that, within the materials sector, the fund’s stock selection and avoidance of the mining industry contributed to the fund’s underperformance.

The Trustees considered that Putnam Management remained confident in the fund’s portfolio managers. The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance concerns that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on Putnam Management’s willingness to take appropriate measures to address fund performance issues and Putnam Management’s responsiveness to Trustee concerns about investment performance, the Trustees concluded that it continues to be advisable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not likely provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive

20 Global Natural Resources Fund

in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee, including any developments with respect to the European Union’s updated Markets in Financial Instruments Directive and its potential impact on PIL’s use of client commissions to obtain investment research. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Global Natural Resources Fund 21

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

22 Global Natural Resources Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Global Natural Resources Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Global Natural Resources Fund (the fund), including the fund’s portfolio, as of August 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Global Natural Resources Fund as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 10, 2017

Global Natural Resources Fund 23

The fund’s portfolio 8/31/17

COMMON STOCKS (96.9%)*	Shares	Value
Biotechnology (0.7%)
Calyxt, Inc. †	71,700	$1,089,840
		1,089,840
Chemicals (22.1%)
Akzo Nobel NV (Netherlands)	23,576	2,155,474
Albemarle Corp.	35,300	4,103,978
Axalta Coating Systems, Ltd. †	65,383	1,930,106
CF Industries Holdings, Inc. S	85,900	2,490,241
Dow Chemical Co. (The)	85,162	5,676,047
Evonik Industries AG (Germany)	74,276	2,407,729
Orion Engineered Carbons SA (Luxembourg)	37,728	811,152
Sherwin-Williams Co. (The)	13,500	4,580,145
Sociedad Quimica y Minera de Chile SA ADR (Chile) S	86,500	4,059,445
W.R. Grace & Co.	91,700	6,554,716
		34,769,033
Construction materials (4.1%)
Summit Materials, Inc. Class A †	86,300	2,549,302
Vulcan Materials Co.	32,200	3,904,572
		6,453,874
Containers and packaging (5.5%)
Ball Corp.	58,400	2,335,416
RPC Group PLC (United Kingdom)	144,268	1,729,347
Sealed Air Corp.	104,800	4,651,024
		8,715,787
Energy equipment and services (5.5%)
Halliburton Co.	73,576	2,867,257
Independence Contract Drilling, Inc. †	51,209	164,893
Select Energy Services, Inc. 144A Class A-1 †	303,093	4,273,611
Tenaris SA (Italy)	100,952	1,349,603
		8,655,364
Metals and mining (8.4%)
Alcoa Corp. †	171,300	7,516,644
Freeport-McMoRan, Inc. (Indonesia) †	141,000	2,083,980
Iluka Resources, Ltd. (Australia)	358,422	2,702,192
United States Steel Corp. S	32,000	851,520
		13,154,336
Mortgage real estate investment trusts (REITs) (0.9%)
Hannon Armstrong Sustainable Infrastructure Capital, Inc. R	61,356	1,423,459
		1,423,459
Oil, gas, and consumable fuels (47.5%)
Anadarko Petroleum Corp.	66,811	2,734,574
Cenovus Energy, Inc. (Canada)	629,207	4,922,805
Cheniere Energy, Inc. †	107,700	4,608,483
ConocoPhillips	121,017	5,283,602
EnCana Corp. (Canada)	528,226	4,927,994
ENI SpA (Italy)	220,895	3,463,244
Enterprise Products Partners LP	164,700	4,293,729
EnVen Energy Corp. 144A †	200,000	2,000,000
EOG Resources, Inc.	54,004	4,589,800

24 Global Natural Resources Fund

COMMON STOCKS (96.9%)* cont.			Shares	Value
Oil, gas, and consumable fuels cont.
EQT Corp. S			108,000	$6,732,720
Kinder Morgan, Inc.			239,600	4,631,468
Noble Energy, Inc.			133,634	3,176,480
Pioneer Natural Resources Co.			33,090	4,290,119
Plains All American Pipeline LP			181,474	3,930,727
Seven Generations Energy, Ltd. (Canada) †			364,812	5,553,615
Suncor Energy, Inc. (Canada)			239,704	7,511,205
Total SA (France)			42,111	2,177,944
				74,828,509
Road and rail (2.2%)
Norfolk Southern Corp.			29,100	3,507,132
				3,507,132
Total common stocks (cost $157,558,839)				$152,597,334

U.S. GOVERNMENT AND AGENCY			Principal
MORTGAGE OBLIGATIONS (0.1%)*			amount	Value
U.S. Government Guaranteed Mortgage Obligations (0.1%)
Government National Mortgage Association Pass-Through Certificates
3.50%, 4/20/46 [i]			$141,661	$148,026
Total U.S. government and agency mortgage obligations (cost $148,026)				$148,026

			Principal
U.S. TREASURY OBLIGATIONS (0.1%)*			amount	Value
U.S. Treasury Notes 1.25%, 3/31/21 [i]			$104,000	$103,503
Total U.S. treasury obligations (cost $103,503)				$103,503

	Expiration	Strike
WARRANTS (—%)* †	date	price	Warrants	Value
EnVen Energy Corp. 144A	11/6/20	$15.00	200,000	$20
EnVen Energy Corp. 144A	11/6/20	12.05	200,000	20
Total warrants (cost $40)				$40

SHORT-TERM INVESTMENTS (9.3%)*			Shares	Value
Putnam Cash Collateral Pool, LLC 1.28% [d]			9,929,425	$9,929,425
Putnam Short Term Investment Fund 1.15% L			3,838,623	3,838,623
State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.93% P			840,000	840,000
Total short-term investments (cost $14,608,048)				$14,608,048

TOTAL INVESTMENTS
Total investments (cost $172,418,456)				$167,456,951

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Global Natural Resources Fund 25

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2016 through August 31, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $157,535,723.

† This security is non-income-producing.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $23,245 to cover certain derivative contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY ⌂

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	70.7%	France	1.4%
Canada	14.7	Netherlands	1.4
Italy	3.1	Indonesia	1.3
Chile	2.6	United Kingdom	1.1
Australia	1.7	Luxembourg	0.5
Germany	1.5	Total	100.0%

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 8/31/17 (aggregate face value $58,722,140)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Buy	10/18/17	$1,941,116	$1,867,603	$73,513
	British Pound	Buy	9/20/17	7,331,865	7,312,871	18,994
	Canadian Dollar	Sell	10/18/17	1,300,573	1,309,366	8,793
	Euro	Buy	9/20/17	1,330,428	1,256,704	73,724
	Japanese Yen	Buy	11/15/17	336,135	334,915	1,220
	Norwegian Krone	Buy	9/20/17	250,087	229,570	20,517
	Swedish Krona	Buy	9/20/17	68,723	63,041	5,682

26 Global Natural Resources Fund

FORWARD CURRENCY CONTRACTS at 8/31/17 (aggregate face value $58,722,140) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
	Barclays Bank PLC
	Swiss Franc	Buy	9/20/17	$2,014,075	$1,992,547	$21,528
Citibank, N.A.
	British Pound	Buy	9/20/17	2,197,321	2,190,562	6,759
	Danish Krone	Buy	9/20/17	827,232	783,352	43,880
	Euro	Buy	9/20/17	4,097,080	3,848,811	248,269
	Credit Suisse International
	Euro	Buy	9/20/17	454,040	429,717	24,323
	Goldman Sachs International
	British Pound	Buy	9/20/17	1,832,352	1,826,992	5,360
	Canadian Dollar	Buy	10/18/17	410,290	410,245	45
	Euro	Sell	9/20/17	1,700,355	1,669,713	(30,642)
	Japanese Yen	Buy	11/15/17	4,926,612	4,911,110	15,502
	HSBC Bank USA, National Association
	Australian Dollar	Buy	10/18/17	1,033,922	995,629	38,293
	British Pound	Buy	9/20/17	338,836	337,806	1,030
	Euro	Buy	9/20/17	1,911,113	1,816,899	94,214
	JPMorgan Chase Bank N.A.
	British Pound	Buy	9/20/17	3,322,633	3,330,017	(7,384)
	Canadian Dollar	Sell	10/18/17	3,011,356	2,874,503	(136,853)
	Euro	Buy	9/20/17	4,441,154	4,023,511	417,643
	Japanese Yen	Buy	11/15/17	3,489,707	3,479,094	10,613
	Norwegian Krone	Buy	9/20/17	1,421,235	1,302,877	118,358
	Swedish Krona	Buy	9/20/17	385,826	353,798	32,028
	Swiss Franc	Buy	9/20/17	277,555	275,815	1,740
	State Street Bank and Trust Co.
	Australian Dollar	Buy	10/18/17	2,742,717	2,639,744	102,973
	British Pound	Buy	9/20/17	895,670	903,777	(8,107)
	Canadian Dollar	Sell	10/18/17	2,206,640	2,128,549	(78,091)
	Israeli Shekel	Buy	10/18/17	195,539	200,682	(5,143)
	Japanese Yen	Buy	11/15/17	562,321	560,552	1,769
UBS AG
	British Pound	Buy	9/20/17	956,218	953,498	2,720
	WestPac Banking Corp.
	British Pound	Buy	9/20/17	2,114,262	2,108,270	5,992
	Unrealized appreciation					1,395,482
	Unrealized depreciation					(266,220)
Total						$1,129,262

* The exchange currency for all contracts listed is the United States Dollar.

Global Natural Resources Fund 27

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Energy	$77,210,262	$6,273,611	$—
Financials	1,423,459	—	—
Health care	1,089,840	—	—
Industrials	3,507,132	—	—
Materials	60,390,838	2,702,192	—
Total common stocks	143,621,531	8,975,803	—

U.S. government and agency mortgage obligations	—	148,026	—
U.S. treasury obligations	—	103,503	—
Warrants	—	40	—
Short-term investments	4,678,623	9,929,425	—
Totals by level	$148,300,154	$19,156,797	$—
		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$1,129,262	$—
Totals by level	$—	$1,129,262	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

28 Global Natural Resources Fund

Statement of assets and liabilities 8/31/17

ASSETS
Investment in securities, at value, including $9,751,921 of securities on loan (Notes 1 and 9):
Unaffiliated issuers (identified cost $158,650,408)	$153,688,903
Affiliated issuers (identified cost $13,768,048) (Notes 1 and 5)	13,768,048
Foreign currency (cost $33) (Note 1)	33
Dividends, interest and other receivables	346,441
Foreign tax reclaim	27,604
Receivable for shares of the fund sold	247,460
Receivable for investments sold	126,571
Unrealized appreciation on forward currency contracts (Note 1)	1,395,482
Prepaid assets	52,096
Total assets	169,652,638

LIABILITIES
Payable for shares of the fund repurchased	353,304
Payable for compensation of Manager (Note 2)	70,337
Payable for custodian fees (Note 2)	14,108
Payable for investor servicing fees (Note 2)	54,613
Payable for Trustee compensation and expenses (Note 2)	126,232
Payable for administrative services (Note 2)	718
Payable for distribution fees (Note 2)	70,577
Unrealized depreciation on forward currency contracts (Note 1)	266,220
Collateral on securities loaned, at value (Note 1)	9,929,425
Collateral on certain derivative contracts, at value (Notes 1 and 9)	1,091,529
Other accrued expenses	139,852
Total liabilities	12,116,915
Net assets	$157,535,723

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 7)	$299,093,313
Accumulated net investment loss (Notes 1 and 7)	(72,682)
Accumulated net realized loss on investments and foreign currency transactions (Notes 1 and 7)	(137,652,837)
Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(3,832,071)
Total — Representing net assets applicable to capital shares outstanding	$157,535,723

(Continued on next page)

Global Natural Resources Fund 29

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($114,709,269 divided by 7,668,163 shares)	$14.96
Offering price per class A share (100/94.25 of $14.96)*	$15.87
Net asset value and offering price per class B share ($5,658,748 divided by 437,053 shares)**	$12.95
Net asset value and offering price per class C share ($9,899,544 divided by 748,584 shares)**	$13.22
Net asset value and redemption price per class M share ($1,944,550 divided by 139,582 shares)	$13.93
Offering price per class M share (100/96.50 of $13.93)*	$14.44
Net asset value, offering price and redemption price per class R share
($7,979,595 divided by 549,193 shares)	$14.53
Net asset value, offering price and redemption price per class Y share
($17,344,017 divided by 1,143,806 shares)	$15.16

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

30 Global Natural Resources Fund

Statement of operations Year ended 8/31/17

INVESTMENT INCOME
Dividends (net of foreign tax of $140,968)	$2,886,100
Interest (including interest income of $27,569 from investments in affiliated issuers) (Note 5)	29,295
Securities lending (net of expenses) (Notes 1 and 5)	38,733
Total investment income	2,954,128

EXPENSES
Compensation of Manager (Note 2)	987,938
Investor servicing fees (Note 2)	399,434
Custodian fees (Note 2)	25,499
Trustee compensation and expenses (Note 2)	9,649
Distribution fees (Note 2)	471,772
Administrative services (Note 2)	4,775
Legal	159,508
Other	227,891
Fees waived and reimbursed by Manager (Note 2)	(109,730)
Total expenses	2,176,736
Expense reduction (Note 2)	(31,834)
Net expenses	2,144,902

Net investment income	809,226

Net realized loss on securities from unaffiliated issuers (Notes 1 and 3)	(8,639,751)
Net realized loss on forward currency contracts (Note 1)	(1,496,913)
Net realized loss on foreign currency transactions (Note 1)	(27,044)
Net unrealized appreciation of securities in unaffiliated issuers during the year	2,984,566
Net unrealized appreciation of forward currency contracts during the year	2,208,363
Net unrealized appreciation of assets and liabilities in foreign currencies during the year	3,512
Net loss on investments	(4,967,267)

Net decrease in net assets resulting from operations	$(4,158,041)

The accompanying notes are an integral part of these financial statements.

Global Natural Resources Fund 31

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 8/31/17	Year ended 8/31/16
Operations
Net investment income	$809,226	$1,924,913
Net realized loss on investments
and foreign currency transactions	(10,163,708)	(38,750,103)
Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	5,196,441	27,986,480
Net decrease in net assets resulting from operations	(4,158,041)	(8,838,710)
Decrease from capital share transactions (Notes 4 and 7)	(711,608)	(14,463,370)
Total decrease in net assets	(4,869,649)	(23,302,080)

NET ASSETS
Beginning of year	162,405,372	185,707,452
End of year (including accumulated net investment loss
of $72,682 and undistributed net investment income
of $920,596, respectively)	$157,535,723	$162,405,372

The accompanying notes are an integral part of these financial statements.

32 Global Natural Resources Fund

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Global Natural Resources Fund 33

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio	Ratio of net
	Net asset		Net realized									of expenses	investment
	value,		and unrealized	Total from	From	From			Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	return	Total	Redemption	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	of capital	distributions	fees	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)
Class A
August 31, 2017	$15.48	.09	(.61)	(.52)	—	—	—	—	$14.96	(3.36)	$114,709	1.33[f,g]	.56[f]	119
August 31, 2016	16.22	.18	(.92)	(.74)	—	—	—	—	15.48	(4.56)	128,827	1.23[e]	1.23[e]	120
August 31, 2015	23.95	.16	(7.88)	(7.72)	(.01)	—[d]	(.01)	—	16.22	(32.24)	145,726	1.18	.82	153
August 31, 2014	20.09	.19	3.67	3.86	—	—	—	—	23.95	19.21	238,703	1.19	.83	101
August 31, 2013	19.18	.17	.91	1.08	(.17)	—	(.17)	—[d]	20.09	5.62	224,519	1.23	.85	104
Class B
August 31, 2017	$13.50	(.03)	(.52)	(.55)	—	—	—	—	$12.95	(4.07)	$5,659	2.08[f,g]	(.20)[f]	119
August 31, 2016	14.25	.06	(.81)	(.75)	—	—	—	—	13.50	(5.26)	4,493	1.98[e]	.49[e]	120
August 31, 2015	21.19	.01	(6.95)	(6.94)	—	—	—	—	14.25	(32.75)	5,578	1.93	.06	153
August 31, 2014	17.91	.02	3.26	3.28	—	—	—	—	21.19	18.31	10,791	1.94	.08	101
August 31, 2013	17.10	.02	.81	.83	(.02)	—	(.02)	—[d]	17.91	4.84	12,561	1.98	.10	104
Class C
August 31, 2017	$13.79	(.03)	(.54)	(.57)	—	—	—	—	$13.22	(4.13)	$9,900	2.08[f,g]	(.21)[f]	119
August 31, 2016	14.56	.06	(.83)	(.77)	—	—	—	—	13.79	(5.29)	6,143	1.98[e]	.48[e]	120
August 31, 2015	21.65	.01	(7.10)	(7.09)	—	—	—	—	14.56	(32.75)	7,030	1.93	.06	153
August 31, 2014	18.30	.02	3.33	3.35	—	—	—	—	21.65	18.31	12,205	1.94	.08	101
August 31, 2013	17.47	.02	.83	.85	(.02)	—	(.02)	—[d]	18.30	4.89	11,890	1.98	.10	104
Class M
August 31, 2017	$14.49	.01	(.57)	(.56)	—	—	—	—	$13.93	(3.86)	$1,945	1.83[f,g]	.06[f]	119
August 31, 2016	15.26	.10	(.87)	(.77)	—	—	—	—	14.49	(5.05)	2,271	1.73[e]	.73[e]	120
August 31, 2015	22.63	.06	(7.43)	(7.37)	—	—	—	—	15.26	(32.57)	2,703	1.68	.33	153
August 31, 2014	19.08	.07	3.48	3.55	—	—	—	—	22.63	18.61	4,247	1.69	.33	101
August 31, 2013	18.21	.06	.87	.93	(.06)	—	(.06)	—[d]	19.08	5.11	3,873	1.73	.34	104
Class R
August 31, 2017	$15.07	.05	(.59)	(.54)	—	—	—	—	$14.53	(3.58)	$7,980	1.58[f,g]	.31[f]	119
August 31, 2016	15.83	.15	(.91)	(.76)	—	—	—	—	15.07	(4.80)	7,497	1.48[e]	1.02[e]	120
August 31, 2015	23.43	.11	(7.71)	(7.60)	—	—	—	—	15.83	(32.44)	10,204	1.43	.58	153
August 31, 2014	19.70	.13	3.60	3.73	—	—	—	—	23.43	18.93	14,258	1.44	.57	101
August 31, 2013	18.81	.12	.89	1.01	(.12)	—	(.12)	—[d]	19.70	5.36	13,888	1.48	.60	104
Class Y
August 31, 2017	$15.65	.13	(.62)	(.49)	—	—	—	—	$15.16	(3.13)	$17,344	1.08[f,g]	.81[f]	119
August 31, 2016	16.36	.23	(.94)	(.71)	—	—	—	—	15.65	(4.34)	13,175	.98[e]	1.51[e]	120
August 31, 2015	24.17	.23	(7.97)	(7.74)	(.06)	(.01)	(.07)	—	16.36	(32.07)	14,466.93		1.17	153
August 31, 2014	20.23	.25	3.69	3.94	—	—	—	—	24.17	19.48	13,948.94		1.13	101
August 31, 2013	19.31	.21	.93	1.14	(.22)	—	(.22)	—[d]	20.23	5.92	46,303.98		1.01	104

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34 Global Natural Resources Fund	Global Natural Resources Fund 35

Financial highlights cont.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

f Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amount (Note 2):

Percentage of
average net assets
August 31, 2017	0.07%

g Includes one-time merger related costs of 0.04% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

36 Global Natural Resources Fund

Notes to financial statements 8/31/17

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2016 through August 31, 2017.

Putnam Global Natural Resources Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The goal of the fund is to seek capital appreciation. The fund concentrates in the energy and other natural resources industries. The fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. Under normal circumstances, the fund invests at least 80% of its net assets in securities of companies in the energy or other natural resources industries. This policy may be changed only after 60 days’ notice to shareholders. Potential investments include companies in the discovery, development, production or distribution of energy or other natural resources, in the development of technologies for the production or efficient use of energy or other natural resources, and in the furnishing of related supplies or services. The fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes, and may engage in short sales of securities.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Effective April 1, 2017, purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the

Global Natural Resources Fund 37

reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities

38 Global Natural Resources Fund

is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case,

Global Natural Resources Fund 39

upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $9,735 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $9,929,425 and the value of securities loaned amounted to $9,751,921.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At August 31, 2017, the fund had a capital loss carryover of $137,937,398 available to the extent allowed by the Code to offset future net capital gain, if any. As a result of the June 16, 2017 merger, the fund acquired $14,965,793

40 Global Natural Resources Fund

in capital loss carryovers from Putnam Global Energy Fund, which are subject to limitations imposed by the Code.

The amounts of the combined carryovers and the expiration dates are:

	Loss carryover
Short-term	Long-term	Total	Expiration
$62,943,849	$26,070,061	$89,013,910	*
48,923,488	N/A	48,923,488	August 31, 2018

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, foreign currency gains and losses, nontaxable dividends, partnership income and non-deductible merger expenses. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $1,590,815 to decrease undistributed net investment income, $281,328 to decrease paid-in capital and $1,872,143 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but more closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$12,349,173
Unrealized depreciation	(16,982,237)
Net unrealized depreciation	(4,633,064)
Undistributed ordinary income	1,012,700
Capital loss carryforward	(137,937,398)
Cost for federal income tax purposes	$173,219,277

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,
0.730%	of the next $5 billion,	0.560%	of the next $50 billion,
0.680%	of the next $10 billion,	0.550%	of the next $100 billion and
0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.626% of the fund’s average net assets.

Putnam Management has contractually agreed, through December 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments

Global Natural Resources Fund 41

under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $109,730 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class A	$310,712	Class R	18,893
Class B	11,232	Class Y	36,278
Class C	17,049	Total	$399,434
Class M	5,270

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $274 under the expense offset arrangements and by $31,560 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $119, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

42 Global Natural Resources Fund

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$306,138
Class B	1.00%	1.00%	44,677
Class C	1.00%	1.00%	68,016
Class M	1.00%	0.75%	15,599
Class R	1.00%	0.50%	37,342
Total			$471,772

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $14,226 and $315 from the sale of class A and class M shares, respectively, and received $1,909 and $157 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $171 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$183,340,744	$199,737,936
U.S. government securities (Long-term)	—	—
Total	$183,340,744	$199,737,936

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	YEAR ENDED 8/31/17		YEAR ENDED 8/31/16
Class A	Shares	Amount	Shares	Amount
Shares sold	554,164	$9,641,226	1,057,287	$15,641,890
Shares issued in connection with
reinvestment of distributions	—	—	—	—
Shares issued in connection with the
merger of Putnam Global Energy Fund	749,613	11,045,856	—	—
	1,303,777	20,687,082	1,057,287	15,641,890
Shares repurchased	(1,956,275)	(30,671,682)	(1,720,651)	(25,390,342)
Net decrease	(652,498)	$(9,984,600)	(663,364)	$(9,748,452)

Global Natural Resources Fund 43

	YEAR ENDED 8/31/17		YEAR ENDED 8/31/16
Class B	Shares	Amount	Shares	Amount
Shares sold	26,434	$117,950	63,777	$791,761
Shares issued in connection with
reinvestment of distributions	—	—	—	—
Shares issued in connection with the
merger of Putnam Global Energy Fund	201,408	2,572,865	—	—
	227,842	2,690,815	63,777	791,761
Shares repurchased	(123,530)	(1,686,392)	(122,422)	(1,586,660)
Net increase (decrease)	104,312	$1,004,423	(58,645)	$(794,899)

	YEAR ENDED 8/31/17		YEAR ENDED 8/31/16
Class C	Shares	Amount	Shares	Amount
Shares sold	69,567	$558,081	80,700	$1,051,000
Shares issued in connection with
reinvestment of distributions	—	—	—	—
Shares issued in connection with the
merger of Putnam Global Energy Fund	398,266	5,196,413	—	—
	467,833	5,754,494	80,700	1,051,000
Shares repurchased	(164,658)	(2,267,739)	(118,181)	(1,564,973)
Net increase (decrease)	303,175	$3,486,755	(37,481)	$(513,973)

	YEAR ENDED 8/31/17		YEAR ENDED 8/31/16
Class M	Shares	Amount	Shares	Amount
Shares sold	12,835	$204,982	18,291	$254,833
Shares issued in connection with
reinvestment of distributions	—	—	—	—
Shares issued in connection with the
merger of Putnam Global Energy Fund	14,629	200,958	—	—
	27,464	405,940	18,291	254,833
Shares repurchased	(44,587)	(652,868)	(38,732)	(537,791)
Net decrease	(17,123)	$(246,928)	(20,441)	$(282,958)

	YEAR ENDED 8/31/17		YEAR ENDED 8/31/16
Class R	Shares	Amount	Shares	Amount
Shares sold	185,574	$2,564,548	236,467	$3,419,454
Shares issued in connection with
reinvestment of distributions	—	—	—	—
Shares issued in connection with the
merger of Putnam Global Energy Fund	109,082	1,562,052	—	—
	294,656	4,126,600	236,467	3,419,454
Shares repurchased	(242,772)	(3,693,794)	(383,649)	(5,714,467)
Net increase (decrease)	51,884	$432,806	(147,182)	$(2,295,013)

44 Global Natural Resources Fund

	YEAR ENDED 8/31/17		YEAR ENDED 8/31/16
Class Y	Shares	Amount	Shares	Amount
Shares sold	501,676	$7,862,730	424,066	$6,032,209
Shares issued in connection with
reinvestment of distributions	—	—	—	—
Shares issued in connection with the
merger of Putnam Global Energy Fund	197,800	2,952,969	—	—
	699,476	10,815,699	424,066	6,032,209
Shares repurchased	(397,281)	(6,219,763)	(466,728)	(6,860,284)
Net increase (decrease)	302,195	$4,595,936	(42,662)	$(828,075)

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as of
Name of affiliate	of 8/31/16	cost	proceeds	income	8/31/17
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$6,680,375	$106,221,554	$102,972,504	$77,289	$9,929,425
Putnam Short Term
Investment Fund**	10,405,952	85,885,090	92,452,419	27,569	3,838,623
Total Short-term
investments	$17,086,327	$192,106,644	$195,424,923	$104,858	$13,768,048

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund concentrates a majority of its investments in the natural resources sector, which involves more risk than a fund that invests more broadly.

Note 7: Acquisition of Putnam Global Energy Fund

On June 19, 2017, the fund issued 749,613, 201,408, 398,266, 14,629, 109,082 and 197,800 class A, class B, class C, class M, class R and class Y shares, respectively, for 1,744,626, 418,649, 844,723, 32,198, 249,977 and 462,587 class A, class B, class C, class M, class R and class Y shares of Putnam Global Energy Fund to acquire that fund’s net assets in a tax-free exchange approved by the shareholders. The purpose of the transaction was to combine two Putnam funds with substantially similar investment objectives and investment strategies into a single Putnam fund with a larger asset base and therefore potentially lower expenses for fund shareholders. The investment portfolio of Putnam Global Energy Fund, with a fair value of $21,118,632 and an identified cost of $24,145,530 at June 16, 2017, was the principal asset acquired by the fund. The net assets of the fund and Putnam Global Energy Fund on June 16, 2017, were $135,728,267 and $23,531,113, respectively. On June 16, 2017, Putnam Global Energy Fund had distributions in excess of net investment income of $211,689, accumulated net realized loss

Global Natural Resources Fund 45

of $15,341,388 and unrealized depreciation of $3,026,898. The aggregate net assets of the fund immediately following the acquisition were $159,259,380.

Assuming the acquisition had been completed on September 1, 2016, the fund’s pro forma results of operations for the reporting period are as follows (unaudited):

Net investment Income	$1,000,162
Net loss on investments	$(8,293,984)
Net decrease in net assets resulting from operations	$(7,293,822)

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Putnam Global Energy Fund that have been included in the fund’s Statement of operations for the current fiscal period.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$85,100,000
Warrants (number of warrants)	350,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$1,395,482	Payables	$266,220
Equity contracts	Investments	40	Payables	—
Total		$1,395,522		$266,220

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$(1,496,913)	$(1,496,913)
Total	$(1,496,913)	$(1,496,913)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Warrants	contracts	Total
Foreign exchange contracts	$—	$2,208,363	$2,208,363
Equity Contracts	—	—	—
Total	$—	$2,208,363	$2,208,363

46 Global Natural Resources Fund

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Global Natural Resources Fund 47

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Forward currency contracts #	$202,443	$21,528	$298,908	$24,323	$20,907	$133,537	$580,382	$104,742	$2,720	$5,992	$1,395,482
Total Assets	$202,443	$21,528	$298,908	$24,323	$20,907	$133,537	$580,382	$104,742	$2,720	$5,992	$1,395,482
Liabilities:
Forward currency contracts #	—	—	—	—	30,642	—	144,237	91,341	—	—	266,220
Total Liabilities	$—	$—	$—	$—	$30,642	$—	$144,237	$91,341	$—	$—	$266,220
Total Financial and Derivative Net Assets	$202,443	$21,528	$298,908	$24,323	$(9,735)	$133,537	$436,145	$13,401	$2,720	$5,992	$1,129,262
Total collateral received (pledged)†##	$148,026	$—	$298,908	$—	$—	$103,503	$436,145	$—	$—	$—
Net amount	$54,417	$21,528	$—	$24,323	$(9,735)	$30,034	$—	$13,401	$2,720	$5,992
Controlled collateral received (including
TBA commitments)**	$148,026	$—	$360,000	$—	$—	$103,503	$480,000	$—	$—	$—	$1,091,529
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Federal tax information (Unaudited)

The fund designated 100% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2018 will show the tax status of all distributions paid to your account in calendar 2017.

48 Global Natural Resources Fund	Global Natural Resources Fund 49

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

50 Global Natural Resources Fund

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006 and Vice Chair since 2016

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization. Served on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm focused on health, social and environmental policy, and international development. Trustee of Carnegie Mellon University. Trustee of Rubin Museum of Art. Director of Pratham USA, an organization dedicated to children's education in India. Member of the Advisory Board of Altimetrik, a business transformation and technology solutions firm. Director of DXC Technology, a global IT services and consulting company

INTERESTED TRUSTEE

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2017, there were 103 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Global Natural Resources Fund 51

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Susan G. Malloy (Born 1957)
Executive Vice President, Principal Executive Officer,	Vice President and Assistant Treasurer
and Compliance Liaison	Since 2007
Since 2004	Head of Accounting, Middle Office, & Control Services,
Putnam Investments and Putnam Management
Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer	Mark C. Trenchard (Born 1962)
Since 2011	Vice President and BSA Compliance Officer
General Counsel, Putnam Investments,	Since 2002
Putnam Management, and Putnam Retail Management	Director of Operational Compliance, Putnam
Investments and Putnam Retail Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2016	Vice President, Director of Proxy Voting and Corporate
Chief Compliance Officer, Putnam Investments	Governance, Assistant Clerk, and Assistant Treasurer
and Putnam Management	Since 2000

Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk,
Since 2010	and Assistant Treasurer
Since 2004
Janet C. Smith (Born 1965)
Vice President, Principal Financial Officer, Principal
Accounting Officer, and Assistant Treasurer
Since 2007
Head of Fund Administration Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

52 Global Natural Resources Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Jameson A. Baxter, Chair	Vice President, Treasurer,
Management, LLC	Kenneth R. Leibler, Vice Chair	and Clerk
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Janet C. Smith
	Barbara M. Baumann	Vice President,
Investment Sub-Advisors	Katinka Domotorffy	Principal Financial Officer,
Putnam Investments Limited	Catharine Bond Hill	Principal Accounting Officer,
57–59 St James’s Street	Paul L. Joskow	and Assistant Treasurer
London, England SW1A 1LD	Robert E. Patterson
	George Putnam, III	Susan G. Malloy
The Putnam Advisory Company, LLC	Robert L. Reynolds	Vice President and
One Post Office Square	Manoj P. Singh	Assistant Treasurer
Boston, MA 02109
	Officers	Mark C. Trenchard
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	President	BSA Compliance Officer
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Nancy E. Florek
	Executive Vice President,	Vice President, Director of
Custodian	Principal Executive Officer,	Proxy Voting and Corporate
State Street Bank	and Compliance Liaison	Governance, Assistant Clerk,
and Trust Company		and Assistant Treasurer
Robert T. Burns
Legal Counsel	Vice President and	Denere P. Poulack
Ropes & Gray LLP	Chief Legal Officer	Assistant Vice President, Assistant
Clerk, and Assistant Treasurer
Independent Registered Public	James F. Clark
Accounting Firm	Vice President and
KPMG LLP	Chief Compliance Officer

This report is for the information of shareholders of Putnam Global Natural Resources Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

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Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN007 307751 10/17

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

August 31, 2017	$48,947	$15,000*	$4,675	$ —
August 31, 2016	$43,240	$ —	$4,550	$ —

*	Fees billed to the fund for services relating to a fund merger

For the fiscal years ended August 31, 2017 and August 31, 2016, the fund's independent auditor billed aggregate non-audit fees in the amounts of $4,675 and $4,550 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

August 31, 2017	$ —	$ —	$ —	$ —

August 31, 2016	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Global Natural Resources Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 27, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: October 27, 2017